UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                  Date of Report:  April 30, 2003
        (Date of Earliest Event Reported:  April 30, 2003)

                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)

     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)

                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code (713) 420-2600

Item 5. Other Events
        ------------
      On April 30, 2003 we announced the signing of a Letter of Intent to sell our Eagle Point Refinery and related pipeline assets. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, ProForma Financial Information and
        Exhibits
        -----------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description

                  99.1     Press Release dated April 30, 2003.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By: /s/ Jeffrey I. Beason
                                  ---------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  April 30, 2003

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      ------------
      99.1        Press Release dated April 30, 2003.